Prime Credit Card Master Trust					14-Aug-03
					09:29 AM
Settlement Statement
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Distribution Date:					15-Aug-03

Monthly Period:		July, 2003
		06-Jul-03
		02-Aug-03

(i) Collections					$374,173,142
Finance Charge					41,481,607
Principal					332,691,535

(ii) Investor Percentage - Principal Collections					02-Aug-03

	Series 2000-1				25.6%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.6%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Aug-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Aug-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Aug-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,564,012.76
	A				$2,993,710.84
	B				285,150.96
	C				285,150.96

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			02-Aug-03		$1,945,997,603.45
Principal Receivables in Trust					$1,855,353,035.08

(xii) Invested Amount			02-Aug-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.670%
Finance Charge Receivables Factor					4.658%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			89.74%	$1,670,053,529
	30 days			4.95%	$92,102,567
	60 days			1.61%	$30,007,508
	90 days			1.01%	$18,721,062
	120 days			0.80%	$14,893,822
	150 days			0.74%	$13,743,319
	180 days+			1.15%	$21,446,773
	Total			100.00%	$1,860,968,580

	Balance in Principal Funding Account			2-Aug-03	$0

Last Updated on 8/14/03
By HO0DMW